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                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2002



                             LANDSTAR SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                     021238                    06-1313069
 (State or other               (Commission             (I.R.S. Employer
  jurisdiction                 File Number)           Identification No.)
of incorporation
 or organization)



              13410 Sutton Park Drive South, Jacksonville, Florida
                 (Address of principal executive offices)

                                     32224
                                   (Zip Code)

                                 (904) 398-9400
             (Registrant's telephone number, including area code)

                                      N/A
(Former name, former address and former fiscal year, if changed since last report)



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Item 9.  Certifications Under Section 906 of the Sarbanes-Oxley Act of 2002


  On November 1, 2002, each of the Principal Executive Officer, Jeffrey C. Crowe, and Principal Financial Officer, Robert C. LaRose, of Landstar System, Inc. submitted to the Securities and Exchange Commission certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

  A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).